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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 19, 1999





                                   EG&G, Inc.
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             (Exact name of registrant as specified in its charter)





    Massachusetts                   1-5075                  04-2052042
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  (State or other          (Commission File Number)        (IRS Employer
  jurisdiction of                                       Identification No.)
   incorporation)



               45 William Street, Wellesley, Massachusetts 02481
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               (Address of principal executive offices) (Zip Code)





                                 (781) 237-5100
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              (Registrant's telephone number, including area code)



                                 Not applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On July 19, 1999, the Company announced that it had entered into an agreement to sell its government services unit, EG&G Technical Services, to The Carlyle Group, Washington D.C., for $250 million. The transaction is expected to be completed by late summer, subject to customary closing conditions. (See press release attached hereto as Exhibit 99.)


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EG&G, Inc.


                                            By /s/ Gregory D. Perry
                                               --------------------
                                               Gregory D. Perry
                                               Vice President,
                                               Control and Treasury


Date: July 29, 1999



Item 7.  Exhibit Index

         Exhibit 99 - - Press Release dated July 19, 1999